UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2019

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	98-1386359
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2 Church Street, Hamilton	HM 11
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 295-5950 or (303) 925-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 16, 2019, Liberty Latin America Ltd. (the “Company”) held its Annual General Meeting of Shareholders. At the Annual General Meeting, shareholders of the Company considered and acted upon four proposals:

1.
To elect John C. Malone, Miranda Curtis, and Brendan Paddick as Class II members of the Company’s board of directors for a term expiring at the 2022 Annual General Meeting of Shareholders or their earlier resignation or removal.

2.
To appoint KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and to authorize the Company’s board of directors, acting by the audit committee, to determine the independent auditors remuneration (the “Auditors Appointment Proposal”).

3.	To approve the Liberty Latin America 2018 Incentive Plan (the “2018 Incentive Plan Proposal”).

4.	To approve, on an advisory basis, the Liberty Latin America 2018 Nonemployee Director Incentive Plan (the “2018 Nonemployee Director Incentive Plan Proposal”).

The vote results detailed below represent the final results as certified by the Inspector of Elections. The number of votes cast for, as well as the number of votes cast against, the number of abstentions and broker non-votes as to each such proposal, are set forth below.

Proposal 1 - Election of the Following Nominees to the Company’s Board of Directors:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

John C. Malone	37,777,332	12,356,763	35,586	6,594,978
Miranda Curtis	41,518,329	8,613,457	37,895	6,594,978
Brendan Paddick	43,602,720	6,529,256	37,705	6,594,978

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

Proposal 2 - Approval of the Auditors Appointment Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

56,668,547	79,910	16,202	—

Accordingly, the Auditors Appointment Proposal was approved.

Proposal 3 - Approval of the 2018 Incentive Plan Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

42,675,017	7,460,989	33,675	6,594,978

Accordingly, the 2018 Incentive Plan Proposal was approved.

Proposal 4 - Approval of the 2018 Nonemployee Director Incentive Plan Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

48,887,105	1,245,961	36,615	6,594,978

Accordingly, the 2018 Nonemployee Director Incentive Plan Proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ JOHN M. WINTER
John M. Winter
Senior Vice President

Date: May 16, 2019